                                                                      EXHIBIT 17

                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Richard M. Reilly, Joseph W. MacDougall, Jr., George M. Boyd, Gregory D. Sheehan and Paul T. Kane and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of Allmerica Investment Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. This document may be executed in one or more counterparts. Witness our hands on the date set forth below.

Signature                                   Title                                         Date

/s/ John F. O'Brien                         Chairman of the Board and Trustee             2/26/2002
-------------------------------------
John F. O'Brien

/s/ Richard M. Reilly                       President, Chief Executive Officer            2/26/2002
-------------------------------------       and Trustee
Richard M. Reilly

/s/ Paul T. Kane                            Treasurer (Principal Accounting Officer,      2/26/2002
-------------------------------------       Principal Financial Officer)
Paul T. Kane

/s/ P. Kevin Condron                        Trustee                                       2/26/2002
-------------------------------------
P. Kevin Condron

/s/ Jocelyn S. Davis                        Trustee                                       2/26/2002
-------------------------------------
Jocelyn S. Davis

                                            Trustee
-------------------------------------
Cynthia A. Hargadon

/s/ T. Britton Harris, IV                   Trustee                                       2/26/2002
-------------------------------------
T. Britton Harris, IV

/s/ Gordon Holmes                           Trustee                                       2/26/2002
-------------------------------------
Gordon Holmes

/s/ John P. Kavanaugh                       Trustee                                       2/26/2002
-------------------------------------
John P. Kavanaugh

/s/ Attiat F. Ott                           Trustee                                       2/26/2002
-------------------------------------
Attiat F. Ott

/s/ Ranne P. Warner                         Trustee                                       2/26/2002
-------------------------------------
Ranne P. Warner

                                                                      EXHIBIT 17
                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Richard M. Reilly, Joseph W. MacDougall, Jr., George M. Boyd, Gregory D. Sheehan and Paul T. Kane and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of Allmerica Investment Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. This document may be executed in one or more counterparts. Witness our hands on the date set forth below.

Signature                                   Title                                         Date

                                            Chairman of the Board and Trustee
-------------------------------------
John F. O'Brien

                                            President, Chief Executive Officer
-------------------------------------       and Trustee
Richard M. Reilly

                                            Treasurer (Principal Accounting Officer,
-------------------------------------       Principal Financial Officer)
Paul T. Kane

                                            Trustee
-------------------------------------
P. Kevin Condron

                                            Trustee
-------------------------------------
Jocelyn S. Davis

/s/ Cynthia A. Hargadon                     Trustee                                       2/26/2002
-------------------------------------
Cynthia A. Hargadon

                                            Trustee
-------------------------------------
T. Britton Harris, IV

                                            Trustee
-------------------------------------
Gordon Holmes

                                            Trustee
-------------------------------------
John P. Kavanaugh

                                            Trustee
-------------------------------------
Attiat F. Ott

                                            Trustee
-------------------------------------
Ranne P. Warner